EXHIBIT 99
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                            WFMBS MORTGAGE LOAN POOL
            20-YEAR THROUGH 30-YEAR 3/1 CMT & LIBOR INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-U
                            POOL PROFILE (8/19/2004)
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                                   3/1 POOL                   Tolerance
AGGREGATE PRINCIPAL BALANCE            $802,479,202                  (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                  1-Sep-04                         N/A
INTEREST RATE RANGE                 2.250% - 4.250%                         N/A
GROSS WAC                                    4.155%               (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE       25.0 or 37.5 bps
MASTER SERVICING FEE                        1.0 bps on Securitization only
WAM (in months)                                 347               (+/- 2 months)

WALTV                                           66%                (maximum +5%)

CALIFORNIA PERCENT                              48%                (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                  2%               (maximum  +2%)

AVERAGE LOAN BALANCE                       $474,559           (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE          $1,319,329         (maximum $2,000,000)

CASH OUT REFINANCE PERCENT                      13%               (maximum  +5%)

PRIMARY RESIDENCE PERCENT                       96%                (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                  93%                (minimum -5%)

FULL DOCUMENTATION PERCENT                      62%                (minimum -5%)

WA FICO                                         724                 (minimum -5)

UNINSURED > 80% LTV PERCENT                      0%                (maximum +3%)

RELOCATION PERCENT                               8%                (minimum -2%)

GROSS MARGIN                                 2.494%                (+ / - 5 bps)

GROSS LIFECAP                               10.152%               (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                           23             (+ / - 3 months)

INTEREST ONLY PERCENT                            0%               (maximum  +5%)

INDEXED OFF 1 YR CMT                            49%                   (+ / - 5%)

INDEXED OFF 1 YR LIBOR                          51%                   (+ / - 5%)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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                                                      WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR 3/1 CMT & LIBOR INTERMEDIATE ARM
                                                   RELO & NON-RELOCATION MORTGAGES
                                                         WFMBS SERIES 2004-U
                                                         PRICING INFORMATION
                                                      POOL PROFILE (8/19/2004)
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
COLLATERAL                     Mortgage Loans Index off the One Year CMT or One Year LIBOR.
                                  None of the Mortgage Loans have a convertibility feature.
                           Generally the Mortgage Loans have a 2% Initial Rate Cap & 2% for each Adjustment thereafter.
                                 Generally, the Mortgage Loans have a 6% Lifetime Rate Cap.

RATING AGENCIES                                                          TBD by Wells Fargo

PASS THRU RATE                                           Net WAC or Ratio Stripped/Variable

STRUCTURE                                              TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                      EXCEPT AS NOTED BELOW
                               (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                             7-Sep-04                             9:00 AM

   Structures received or changes to structures past the due date will incur a $10,000 fee.
PRICING DATE

SETTLEMENT DATE                                                                   24-Sep-04

ASSUMED SUB LEVELS                                                        AGG Assumed Level
Levels and Rating Agencies for                                      AAA         3.00%
2004-U to be determined by                                           AA         1.50%
Wells Fargo.                                                          A         0.90%
These levels are for bid purposes only.                             BBB         0.60%
They are not a trade stipulation.                                    BB         0.30%
Any change in actual levels will not result                           B         0.15%
in price changes.
If WF allows U/W to select Rating Agencies,                      Note:  AAA Class will be rated by two rating agencies.
there may be additional fees incurred.                           AA through B Classes will be rated by one rating agency.
                                                                 Additional tranche ratings will be paid for by the sub underwriter.


NOTE: Please note the following specifics of the 2004-U structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.



 WFMBS CONTACTS                                                  Brad Davis (301) 846-8009
                                                                 Gretchen Leff (301) 846-8356
                                                                 Mike Miller (301) 815-6397


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                            WFASC Denomination Policy
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                                                                        Minimum                Physical               Book Entry
Type and Description of Certificates                              Denomination (1)(4)        Certificates            Certificates
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters,                     $25,000                 Allowed                 Allowed
NAS, Non-complex components (subject to reasonable
prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                       $100,000                Allowed                 Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the            $100,000                Allowed                 Allowed
Class A that provide credit protection to the Class A,
Complex multi-component certificates

Notional and Nominal Face IO                                              (2)                   Allowed                 Allowed

Residual Certificates                                                     (3)                  Required               Not Allowed

All other types of Class A Certificates                                   (5)                     (5)                     (5)

Class B (Investment Grade)                                              $100,000                Allowed                 Allowed

Class B (Non-Investment Grade)                                          $250,000               Required               Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.